AUGUST 28, 2025 (AS AMENDED JUNE 1, 2026)

2025 PROSPECTUS

BlackRock ETF Trust

● iShares International Dividend Active ETF | BIDD | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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ISHARES INTERNATIONAL DIVIDEND ACTIVE ETF

Ticker: BIDD       Stock Exchange: NYSE Arca

Investment Objective

The iShares International Dividend Active ETF (the “Fund”) (formerly known as “BlackRock International Dividend ETF”) seeks long-term total return and current income.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees[2,4]	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver[2,4]	Total Annual Fund Operating Expenses After Fee Waiver[2,4]
0.60%	None	0.00%[3]	0.60%	(0.01)%	0.59%

[1]	The expense information in the table has been restated to reflect current fees.
[2]

As described in the “Management” section of the Fund’s prospectus beginning on page 26, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) advised by BFA or its affiliates through June 30, 2027. As described in the “Management” section of the Fund’s prospectus beginning on page 26, BFA has contractually agreed to waive its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds managed by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
[4]

BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.59% as a percentage of the Fund’s average daily net assets through June 30, 2027. The contractual waiver may be terminated prior to June 30, 2027 only upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$191	$334	$749

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As a result of a reorganization (the “Reorganization”) that was completed on November 15, 2024, the Fund acquired all of the assets and assumed certain stated liabilities of BlackRock International Divided Fund (the “Predecessor Fund”), a series of BlackRock FundsSM. For the fiscal year ended April 30, 2025, the Fund’s and the Predecessor Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, dividend-paying equity securities are equity securities of companies that pay out a portion of their profits to shareholders of such securities on a periodic basis (i.e., at least once within the company’s latest fiscal year). Foreign securities may include securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from this allocation.

The Fund will primarily invest in equity securities, which include common stock, preferred stock and non-convertible preferred stock. The Fund may also purchase securities convertible into common and preferred stock. The Fund may invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based. The Fund may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Fund may invest in shares of companies through initial public offerings (“IPOs”) or “new issues.”

The Fund may invest up to 20% of its net assets in global fixed-income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the “World Bank”)), asset-backed securities, mortgage backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed-income securities will be made on an opportunistic basis. The Fund may invest in fixed-income securities of any duration or maturity.

The Fund has no geographic limits in where it may invest outside of the United States. The Fund may invest in both developed and emerging markets.

The Fund may use derivatives, including options, futures, swaps and forward contracts, both to seek to increase the return of the Fund or to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. The Fund may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a currency or an index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may invest in indexed and inverse securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many exchange-traded funds (“ETFs”), the Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.

Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Income Producing Stock Availability Risk. Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Corporate Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Debt Securities Risk. Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-

income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk. The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Focus Risk. Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

High Yield Bonds Risk. Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Indexed and Inverse Securities Risk. Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The

Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment.

Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. To the extent the Fund permits redemptions in cash, these large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act, and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Mortgage- and Asset-Backed Securities Risks. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

“New Issues” Risk. “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Small and Mid-Capitalization Company Risk. Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

U.S. Government Issuer Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance Information

Effective June 12, 2017, the Fund changed its name, investment objective, investment process and investment strategies. Performance for the periods prior to June 12, 2017 shown below is based on the investment process and investment strategies utilized by the Fund at that time under the name “BlackRock International Opportunities Portfolio.”

The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization on November 15, 2024. The performance information below is based on the performance of Institutional Shares of the Predecessor Fund for periods prior to the date of the Reorganization. The Predecessor Fund had the same investment objectives and investment strategies as the Fund as of the date of the Reorganization. The Predecessor Fund was managed by a different investment adviser that is under common control with BFA but was sub-advised by BlackRock International Limited and had the same portfolio management team as the Fund as of the date of the Reorganization.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI ACWI ex-USA Index (Net). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Calendar Year by Year Returns1

[1]	The Fund’s year-to-date return as of June 30, 2025 was 11.27%.

The best calendar quarter return during the period shown above was 18.05% in the 4th quarter of 2022; the worst was -17.33% in the 1st quarter of 2020.

Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.blackrock.com or by calling 1-800-474-2737 (toll free).

Average Annual Total Returns

(for the periods ended December 31, 2024)

	One Year	Five Years	Ten Years
Return Before Taxes	1.78%	5.55%	5.12%
Return after Taxes on Distributions[1]	1.20%	4.76%	4.08%
Return after Taxes on Distributions and Sale of Fund Shares[1]	1.68%	4.28%	3.92%
MSCI ACWI ex-USA Index (Net)[2] (Index returns do not reflect deductions for fees, expenses or taxes, except for withholding taxes on reinvested dividends)	5.53%	4.10%	4.80%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]

The MSCI ACWI ex-USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,980 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

Management

Investment Adviser. The Fund’s investment adviser is BFA. The Fund’s sub-adviser is BlackRock International Limited (“BIL” or the “Sub-Adviser”).

Portfolio Managers. Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Including the management of the Predecessor Fund, Mses. Treharne and Greenen have been Portfolio Managers of the Fund since 2020 and 2022, respectively. Mr. Andrews has been Portfolio Manager of the Fund since April 2025.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

This Prospectus contains important information about investing in iShares International Dividend Active ETF (the “Fund”) (formerly known as “BlackRock International Dividend ETF”). Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.blackrock.com.

BlackRock Fund Advisors (“BFA”) is the investment adviser to the Fund and BIL is the Sub-Adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent net asset value (“NAV”).

Additional Information on Principal Investment Strategies. The Fund seeks long-term total return and current income. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, dividend-paying equity securities are equity securities of companies that pay out a portion of their profits to shareholders of such securities on a periodic basis (i.e., at least once within the company’s latest fiscal year). Foreign securities may include securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from this allocation.

The Fund will primarily invest in equity securities, which include common stock, preferred stock and non-convertible preferred stock. The Fund may also purchase securities convertible into common and preferred stock. The Fund may invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based. The Fund may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Fund may invest in shares of companies through initial public offerings (“IPOs”) or “new issues.”

The Fund may invest up to 20% of its net assets in global fixed-income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the “World Bank”)), asset-backed securities, mortgage backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed-income securities will be made on an opportunistic basis. The Fund may invest in fixed-income securities of any duration or maturity.

The Fund has no geographic limits in where it may invest outside of the United States. The Fund may invest in both developed and emerging markets.

The Fund may use derivatives, including options, futures, swaps and forward contracts, both to seek to increase the return of the Fund or to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. The Fund may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a currency or an index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may invest in indexed and inverse securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund’s 80% investment policy may be changed by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.

Investment Process. The portfolio management team’s investment process seeks to identify and benefit from diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify companies with the following characteristics: 1) sustainable business model, 2) strong financial position, and 3) strong capital allocation with a focus on dividends.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Other Strategies Applicable to the Fund

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

Illiquid Investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Investment Companies. The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the Investment Company Act, and the rules thereunder. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

Money Market Securities. The Fund may invest in high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund will not be deemed to deviate from its normal strategies if it holds these securities pending investments.

Real Estate-Related Securities. The Fund may invest in securities of issuers that are engaged in or related to the real estate industry. Real estate industry companies may include real estate operating companies whose businesses and services are related to the real estate industry.

Repurchase Agreements and Purchase and Sale Contracts. The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

Securities Lending. The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Temporary Defensive Strategies. For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

Warrants. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

When-Issued and Delayed Delivery Securities and Forward Commitments. The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

A Further Discussion of Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.blackrock.com.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for the Fund because it may invest in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Corporate Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Debt Securities Risk. Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk. The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk —The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BFA cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the value(s) or cash flow(s) of one asset for another over a certain period of time. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

There could be additional impacts on the value of the Fund as a result of sustainability risks which may affect these markets, in particular those caused by environmental changes related to climate change, social issues (including relating to labor rights) and governance risk (including but not limited to risks around board independence, ownership and control, or audit and tax management). Additionally, disclosures or third-party data coverage associated with sustainability risks is generally less available or transparent in these markets.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments may adversely affect the Fund’s performance. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.

Focus Risk. Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Should the Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Withholding Tax Reclaims Risk — The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. The Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.

European Economic Risk — The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

High Yield Bonds Risk. Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Income Producing Stock Availability Risk. Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Indexed and Inverse Securities Risk. Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act and the rules thereunder. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.

Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.

Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.

In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions

However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that a Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of a Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem a Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

“New Issues” Risk. “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Operational and Technology Risks. The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Fund.

While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Small and Mid-Capitalization Company Risk. Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings.

There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

U.S. Government Issuer Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

A Further Discussion of Other Risks

The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions or sales of Fund shares may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Money Market Securities Risk. If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

Ownership Limitations Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.

Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

Real Estate-Related Securities Risk. The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Reliance on Advisor Risk. The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares.

Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or other instruments or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.blackrock.com. Fund fact sheets providing information regarding the Fund’s top holdings are posted on www.blackrock.com when available and may be requested by calling 1-800-474-2737.

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).

For its investment advisory services to the Fund, BFA is paid a management fee by the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.60% of the first $1 billion of the Fund’s average daily net assets, 0.56% of the next $2 billion of the Fund’s average daily net assets, 0.54% of the next $2 billion of the Fund’s average daily net assets, 0.52% of the next $5 billion of the Fund’s average daily net assets and 0.51% of the average daily net assets of the Fund in excess of $10 billion.

The Fund is the successor to BlackRock International Dividend Fund (the “Predecessor Fund”), a series of BlackRock FundsSM (the “Predecessor Trust”), as a result of a reorganization that occurred as of the close of trading on the New York Stock Exchange (“NYSE”) on November 15, 2024 in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. The Predecessor Trust, on behalf of the Predecessor Fund, was party to an investment advisory agreement (the “Predecessor Management Agreement”) with BlackRock Advisors, LLC (“BAL”). Under the Predecessor Management Agreement, BAL was entitled to an annual management fee based on a percentage of the Predecessor Fund’s average daily net assets, at an annual rate of 0.60% for the first $1 billion in average daily net assets, 0.56% for the next $2 billion in average daily net assets, 0.54% for the next $2 billion in average daily net assets, 0.52% for the next $5 billion in average daily net assets, and 0.51% for average daily net assets greater than $10 billion.

BFA has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement.

BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2027. BFA has also contractually agreed to waive a portion of its management fees by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2027. The agreement (with respect to either waiver) may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Effective November 28, 2025, BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.59% as a percentage of the Fund’s average daily net assets through June 30, 2027. The contractual waiver may be terminated prior to June 30, 2027 only upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. In addition, effective June 1, 2026, BFA has voluntarily agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.44% as a percentage of the Fund’s average daily net assets. This voluntary waiver may be eliminated by BFA at any time.

For the fiscal period from November 16, 2024 to April 30, 2025, BFA received a management fee, net of management fee waivers, at the annual rate of 0.60% of the Fund’s average daily net assets. For the fiscal period from June 1, 2024 through November 15, 2024, BAL received a management fee, net of management fee waivers, at the annual rate of 0.48% of the Predecessor Fund’s average daily net assets.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect majority-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of June 30, 2025, BFA and its affiliates provided investment advisory services for assets in excess of $12.5 trillion. The Sub-Adviser is an investment adviser located in the U.K. at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland 011 44 131 472 7200. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. BFA, the Sub-Adviser, and their affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund’s reports filed on Form N-CSR for the fiscal year ended April 30, 2025.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Managers. Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Olivia Treharne, CFA has been with BlackRock since 2019. Ms. Treharne has been employed by BFA or its affiliates as a portfolio manager since 2019 and has been a Portfolio Manager of the Fund, including the Predecessor Fund, since 2020.

Stephen Andrews has been with BlackRock since 2017. Mr. Andrews has been employed by BFA or its affiliates as a portfolio manager since 2018 and has been a Portfolio Manager of the Fund since 2025.

Molly Greenen, CFA has been with BlackRock since 2013. Ms. Greenen has been employed by BFA or its affiliates as a portfolio manager since 2013 and has been a Portfolio Manager of the Fund, including the Predecessor Fund, since 2022.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and its shareholders.

BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of the Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which the Fund may directly or indirectly invest.

BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by the Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by the Fund.

The Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. The Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.

An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. The Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.

From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BFA or its advisory clients.

The Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.

Under a securities lending program approved by the Board, the Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from the participating Fund based on the returns earned on the Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL has engaged Citibank, N.A. (“Citibank”) as a subcontractor to provide certain ETF Services. BRIL retains a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank on the design and development of the ETF Services platform. Citibank has, and may from time to time develop, additional relationships with BlackRock or funds managed by BFA and its Affiliates.

BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.

The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the SAI for further information.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-474-2737 or visiting our website at www.blackrock.com.

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the ticker symbol “BIDD”.

Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s listing exchange is NYSE Arca.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

Equity securities and other equity instruments (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

The Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BFA’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.

Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. U.S. government securities, money market instruments and certain fixed income securities are generally priced as of close of regular trading hours on the NYSE.

When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s investment company taxable income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates, subject to the holding period requirements applicable to both you and the Fund, as set forth below. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.

It is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses, and a shareholder may treat the dividends as such, provided that the Fund and such shareholder satisfy the applicable holding period requirements.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.

Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s current and accumulated earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to distributions properly reported by the Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes on Sales of Shares. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

FATCA. Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted).

The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund’s SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.

BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other BFA-advised ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BFA-advised ETFs. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other BFA-advised ETFs over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

Financial Highlights

As a result of the Reorganization, the Fund adopted the performance of the Predecessor Fund. Therefore, the financial highlights information presented for the Fund is for the accounting survivor, Institutional Shares of the Predecessor Fund, for the periods prior to the date of the Reorganization, and for the post-Reorganization combined Fund thereafter. The financial highlights table is intended to help investors understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period from June 1, 2024 to April 30, 2025 has been audited by PricewaterhouseCoopers LLP, whose report along with the Fund’s audited financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period June 1, 2024 to April 30, 2025, as filed with the SEC on Form N-CSR, which are available upon request and at www.blackrock.com. The information for the fiscal periods prior to the fiscal period from June 1, 2024 to April 30, 2025 was audited by another independent accounting firm, who was the Predecessor Fund’s independent registered public accounting firm.

	iShares International Dividend Active ETF(a)
(For a share outstanding throughout each period)	Period from 06/01/24 to 04/30/25		Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19
Net asset value, beginning of period	$26.62		$23.73	$23.39	$26.28	$20.41	$20.73		$21.08
Net investment income(b)	0.36		0.46	0.62	0.46	0.61	0.30		0.51
Net realized and unrealized gain (loss)	(0.21)		2.89	0.41	(1.77)	5.64	(0.29)		0.23
Net increase (decrease) from investment operations	0.15		3.35	1.03	(1.31)	6.25	0.01		0.74
Distributions(c)
From net investment income	(0.38)		(0.46)	(0.31)	(0.57)	(0.38)	(0.28)		(0.48)
From net realized gain	(0.29)		—	(0.38)	(1.01)	—	(0.05)		(0.61)
Total distributions	(0.67)		(0.46)	(0.69)	(1.58)	(0.38)	(0.33)		(1.09)
Net asset value, end of period	$26.10		$26.62	$23.73	$23.39	$26.28	$20.41		$20.73
Total Return(d)
Based on net asset value	0.54	%(e)	14.35%	4.81%	(5.23)%	30.98%	0.08	%(e)	3.86%
Ratios to Average Net Assets(f)
Total expenses	0.75	%(g)(h)(i)	0.87%	1.07%	1.18%	1.13%	1.17	%(h)(j)	1.15%
Total expenses after fees waived and/or reimbursed	0.65	%(g)(h)(i)	0.67%	0.84%	0.87%	0.84%	0.84	%(h)(j)	0.84%
Net investment income	1.50	%(h)	1.88%	2.71%	1.85%	2.63%	2.23	%(h)	2.52%
Supplemental Data
Net assets, end of period (000)	$724,370		$519,289	$432,855	$118,637	$101,899	$74,681		$83,814
Portfolio turnover rate(k)	59%		71%	34%	50%	83%	29%		22%
(a)

As of the close of trading on the New York Stock Exchange on November 15, 2024, BlackRock International Dividend Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Institutional Shares of BlackRock International Dividend Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 1.3833.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.75% and 0.65%, respectively.

(h)	Annualized.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.74% and 0.63%, respectively.
(j)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(k)	Portfolio turnover rate excludes in-kind transactions, if any.

Disclaimers

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund’s investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.

Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Want to know more?

www.blackrock.com 1-800-474-2737

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.blackrock.com.

Copies of the Prospectus, SAI, annual and semi-annual reports, Annual and Semi-Annual Financial Statements and Additional Information and other information, as applicable and when available, can be found on our website at www.blackrock.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

The Fund’s annual and semi-annual reports and Form N-CSR contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s financial statements.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, annual and semi-annual reports and other information such as Fund financial statements free of charge, please:

Call:	1-800-474-2737 (toll free)
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540.

Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-23402

PRO-IDETF-0825R